LINE OF CREDIT	12 Months Ended
Dec. 31, 2014
LINE OF CREDIT [Abstract]
LINE OF CREDIT

NOTE 9 – LINE OF CREDIT

On June 26, 2013, our wholly-owned subsidiaries, KMHVC, Inc. and AES (the “Borrower”) entered into a $2 million revolving accounts receivable financing Facility with Rosenthal & Rosenthal (“Rosenthal”). The financing Facility provides for the Borrower to have access to the lesser of (i) $2 million or (ii) 85% of Net Amount of Eligible Receivables (as defined in the financing agreement). The financing Facility is paid for by the assignment of the Borrower's accounts receivable to Rosenthal and is secured by the Borrower's assets. The financing Facility has an interest rate of 4.00% in excess of the prime rate reported by the Wall Street Journal per annum. The interest rate increases to the prime rate plus 7.00% for any borrowings in excess of 85% of the Borrower's Net Amount of Eligible Receivables. In addition, the Borrower paid Rosenthal a Facility fee of $30,000 on the closing and an annual fee of $20,000 and a monthly administration fee of $1,000 as well as monthly additional charges of not less than $2,000. The financing Facility is for an initial term of two-years, expiring on June 30, 2015, and will renew on a year to year basis, unless terminated in accordance with the financing agreement. If the facility is terminated prior to the first anniversary, Borrower is obligated to pay Rosenthal a fee of 2% of the maximum Facility amount and if terminated after the first anniversary and prior to the second anniversary then Borrower shall pay a fee of 1% of the maximum Facility amount. We guaranteed repayment of the line of credit, which guaranty is secured by our assets. As such, this transaction does not constitute a sale of receivables.

On November 20, 2013, our wholly-owned subsidiary, AquaTex entered into an Assumption Agreement with Rosenthal & Rosenthal, Inc. under which AquaTex became an additional borrower under the financing Facility with Rosenthal.  In connection with AquaTex becoming an additional borrower under the Facility, Rosenthal increased the maximum amount available under the Facility to $3 million.  In January 2014, Rosenthal increased the maximum amount available under the Facility to $4 million.  In April 2014, Rosenthal increased the maximum amount available under the Facility to $5 million. Pursuant to the terms of the financing Facility, the Company was required to maintain at the end of each quarter, tangible net worth in an amount not less than negative $1,000,000 and working capital of not less than negative $2,000,000.

On March 26, 2014, the Company's wholly-owned subsidiaries, AquaTex, AES, and STP entered into a waiver and amendment agreement with Rosenthal & Rosenthal, Inc. under which Rosenthal waived our non- compliance with the covenant to maintain working capital of not less than negative $2,000,000 for the period ended December 31, 2013.  Additionally, Section 6.10 of our Financing Agreement with Rosenthal & Rosenthal, Inc. was amended to provide that we are required to maintain working capital of not less than negative $4,500,000 in future periods.  As of June 30, 2014, the Company was in compliance with all of its financial covenants.

During the year ended December 31, 2014, the Company made draws, net of expenses of $2,073,328.

On August 12, 2014, the balance of $4,752,317 on the line of credit was paid off using proceeds from the Heartland Credit Facility (see Note 8).

The Company paid a total of $54,167 in various financing fees related to the line of credit during the current period which were fully amortized as of August 12, 2014 due to the closing of the line of credit.

The summary below shows the activity related to all deferred financing fees related to the line of credit as of December 31, 2014:

Balance at January 1, 2014	$53,490
Add: financing fees paid	54,167
Less: amortization of deferred financing costs	(107,657)
-
Less: current maturities	-
Long-term deferred financing costs	$-